EXHIBIT D

JOINT FILING AGREEMENT

OneMain Holdings, Inc.

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13D and any and all further amendments thereto, with respect to the securities of the above referenced issuer, and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of December 16, 2019.

OMH HOLDINGS, L.P.

By:	Apollo Uniform GP, LLC,
its general partner

	By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

OMH (ML), L.P.

By:	OMH (ML) GP, LLC,
its general partner

By: OMH Holdings, L.P.,
its sole member

By: Apollo Uniform GP, LLC,
its general partner

		By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

APOLLO UNIFORM GP, LLC

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

OMH (ML) GP, LLC,

By: OMH Holdings, L.P., its sole member

By: Apollo Uniform GP, LLC,
its general partner

By:		/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

V-OMH (ML) II, L.P.

By:	V-OMH (ML) GP II, LLC,
its general partner

	By:	OMH Holdings, L.P.,
its sole member

		By:	Apollo Uniform GP, LLC,
its general partner

		By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

V-OMH (ML) GP II, LLC,

By:	OMH Holdings, L.P., its sole member

	By:	Apollo Uniform GP, LLC,
its general partner

	By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

APOLLO MANAGEMENT VIII, L.P.

By:	AIF VIII Management, LLC,
its general partner

	By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

AIF VIII MANAGEMENT, LLC

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC,
its general partner

	By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President